                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. __)


Filed by the Registrant                     /x/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/x/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

      Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc
   ------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/ No fee required

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

    (1) Title of each class of securities to which transaction applies:

    -------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

    -------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    -------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

    -------------------------------------------------------------------

    (5) Total fee paid:

    -------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    -------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

    -------------------------------------------------------------------

    (3) Filing Party:

    -------------------------------------------------------------------

    (4) Date Filed:

    -------------------------------------------------------------------

        SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC
                  7 WORLD TRADE CENTER NEW YORK, NEW YORK 10048

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                              September 26, 2000

To the Stockholders:

         The Annual Meeting of Stockholders (the "Meeting") of Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc (the "Fund") will be held at 7 World Trade Center, New York, New York, in the Downtown Conference Center, on Tuesday, November 7, 2000, at 3:30 p.m., New York time, for the purposes of considering and voting upon the following:

                  1. The election of directors (Proposal 1);

                  2. The ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund for the fiscal year ending July 31, 2001 (Proposal 2); and

                  3. Any other business that may properly come before the Meeting.

         The close of business on September 11, 2000 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting.

                                         By Order of the Board of Directors,



                                         Christina T. Sydor
                                         Secretary

         TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR HOW SMALL YOUR HOLDINGS MAY BE.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

         1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

         2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

         3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


                        REGISTRATION                      VALID SIGNATURE
                        ------------                      ---------------

          CORPORATE ACCOUNTS
          ----------------------------------------
          (1) ABC Corp. ..........................  ABC Corp.
          (2) ABC Corp. ..........................  John Doe, Treasurer
          (3) ABC Corp. ..........................  John Doe
                                                    c/o John Doe, Treasurer
          (4) ABC Corp. Profit Sharing Plan ......  John Doe, Trustee

          TRUST ACCOUNTS
          ----------------------------------------
          (1) ABC Trust ..........................  Jane B. Doe, Trustee
          (2) Jane B. Doe, Trustee ...............  Jane B. Doe
                                                    u/t/d 12/28/78

          CUSTODIAL OR ESTATE ACCOUNTS
          ----------------------------------------
          (1) John B. Smith, Cust. ...............  John B. Smith
                                                    f/b/o John B. Smith, Jr.
                                                    UGMA
          (2) John B. Smith ......................  John B. Smith, Jr., Executor

                     SALOMON BROTHERS 2008 WORLDWIDE DOLLAR
                           GOVERNMENT TERM TRUST INC
                 7 WORLD TRADE CENTER  NEW YORK, NEW YORK 10048

                            ------------------------

                                PROXY STATEMENT

         This proxy statement is furnished in connection with a solicitation by the Board of Directors of Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc (the "Fund") of proxies to be used at the Annual Meeting of Stockholders of the Fund to be held at 7 World Trade Center, in the Downtown Conference Center, New York, New York, on Tuesday, November 7, 2000 at 3:30 p.m. New York time (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about September 26, 2000. Stockholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of directors and FOR proposal 2. The close of business on September 11, 2000 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. Each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On September 11, 2000, there were 34,510,639 shares of the Fund's Common Stock outstanding.

         In accordance with the Fund's By-Laws, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund's Common Stock entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

         Salomon Brothers Asset Management Inc ("SBAM"), whose principal business address is 7 World Trade Center, New York, New York 10048, is the Fund's investment adviser. SBAM is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc.

                       PROPOSAL 1: ELECTION OF DIRECTORS

         In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Meeting, stockholders will be asked to elect one Class III Director to hold office until the year 2003 Annual Meeting of Stockholders or thereafter when their respective successors are elected and qualified. The terms of office of the remaining Class II and Class I Directors expire at the year 2002 and 2001 Annual Meeting of Stockholders, respectively or thereafter in each case when their respective successors are duly elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

         The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of the nominee named below. The nominee for election is currently a member of the Fund's Board of Directors and has been previously elected a director by the Fund's stockholders. The nominee has indicated that he will serve if elected, but if the nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

         The following table provides information concerning the nominee for election as a director of the Fund:

                                                                COMMON STOCK
                                                             BENEFICIALLY OWNED,
                                                                 DIRECTLY OR
                                                               INDIRECTLY, ON
                                                                JULY 31, 2000
NOMINEE AND PRINCIPAL OCCUPATIONS DURING    DIRECTOR         -------------------
           THE PAST FIVE YEARS               SINCE     AGE        SHARES(A)
-----------------------------------------   --------   ---   -------------------
NOMINEE TO SERVE UNTIL THE 2003 ANNUAL
    MEETING OF STOCKHOLDERS
    CLASS III DIRECTOR

Daniel P. Cronin, Member of Audit              1998    54           1,000
    Committee; Vice President and General
    Counsel, Pfizer International Inc.;
    Senior Assistant General Counsel,
    Pfizer, Inc.

     The following table provides information concerning the remaining directors of the Fund:

                                                                COMMON STOCK
                                                             BENEFICIALLY OWNED,
                                                                 DIRECTLY OR
                                                               INDIRECTLY, ON
                                                                JULY 31, 2000
   DIRECTORS AND PRINCIPAL OCCUPATIONS      DIRECTOR         -------------------
       DURING THE PAST FIVE YEARS            SINCE     AGE        SHARES(A)
-----------------------------------------   --------   ---   -------------------
DIRECTORS SERVING UNTIL THE YEAR 2002
    ANNUAL MEETING OF STOCKHOLDERS
    CLASS II DIRECTORS

Heath B. McLendon*, Chairman and             1998      67            915
    President; Managing Director, Salomon
    Smith Barney Inc. ("SSB"), President
    and Director, SSB Citi Fund
    Management LLC ("SSB Citi") and
    Travelers Investment Adviser, Inc.

Charles F. Barber, Member of Audit           1998      83             0
    Committee; Consultant; formerly
    Chairman of the Board, ASARCO
    Incorporated.

DIRECTORS SERVING UNTIL THE YEAR 2001
    ANNUAL MEETING OF STOCKHOLDERS
    CLASS I DIRECTOR

Dr. Riordan Roett, Member of Audit           1998      62             0
    Committee; Professor and Director,
    Latin American Studies Program,
    Paul H. Nitze School of Advanced
    International Studies, Johns Hopkins
    University.

Jeswald W. Salacuse, Member of Audit         1998      62            200
    Committee; Henry J. Braker Professor
    of Commercial Law and formerly Dean,
    The Fletcher School of Law & Diplo-
    macy, Tufts University.

------------------
         * "Interested person" as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

         (A) The holdings of no director represented more than 1% of the outstanding shares of the Fund's Common Stock as of July 31, 2000. Each nominee and director has sole voting and investment power with respect to the listed shares.

         Each of the nominees and directors also serve as directors of certain other U.S.-registered investment companies, as described below. Mr. McLendon also serves as a director of fifteen other investment companies advised by SBAM, forty-three investment companies managed and/or administered by SSB Citi, six investment companies advised by Travelers Investment Management Company, seven investment companies managed by Travelers Asset Management International Corporation and six investment companies managed by Citibank. Mr. Barber also serves as a director of fifteen other investment companies advised by SBAM, two other investment companies advised by Advantage Advisers, Inc. ("Advantage") and three other investment companies advised by CIBC Oppenheimer Advisors L.L.C. ("CIBC"). Mr. Cronin also serves as a director of six other investment companies advised by SBAM. Dr. Roett also serves as a director of nine other investment companies advised by SBAM. Mr. Salacuse also serves as a director of nine other investment companies advised by SBAM, two other investment companies advised by CIBC and one other investment company advised by PIMCO Advisors LLC.

         At July 31, 2000, directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund's Common Stock. To the knowledge of the Fund's management, no person owned of record, or owned beneficially, more than 5% of the Fund's outstanding shares of Common Stock at that date, except that Cede & Co., a nominee for participants in Depository Trust Company, held of record 32,386,596 shares, equal to approximately 94% of the outstanding shares of the Fund's Common Stock.

         The Fund's executive officers are chosen each year at the meeting of the Board of Directors of the Fund immediately following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified. In addition to Mr. McLendon, the present executive officers of the Fund are:

                                                       OFFICER
       NAME                   OFFICE                    SINCE              AGE
------------------  ---------------------------       -------------        ----
Peter J. Wilby      Executive Vice President            1993                41
Thomas K. Flanagan  Executive Vice President            1994                47
James E. Craige     Executive Vice President            1996                33
Roger M. Lavan      Executive Vice President            1996                37
Lewis E. Daidone    Executive Vice President            1998                43
                      and Treasurer
Christina T. Sydor  Secretary                           1998                49

         Mr. Wilby has also been a Managing Director of SBAM and SSB since January 1996. Prior to January 1996, he was a Director of SBAM and SSB. Mr. Flanagan has been a Managing Director of SBAM and SSB since December 1998. Prior to December 1998, he was a Director of SBAM and SSB. Mr. Craige has been a Managing Director of SBAM and SSB since December 1998. Prior to December 1998, he was a Director of SBAM and SSB since January 1998 and a Vice President of SBAM and SSB from May 1992 to January 1998. Mr. Lavan has been a Director of SBAM and SSB since January 1996 and Vice President of SBAM and SSB since May 1990. Mr. Daidone and Ms. Sydor also serve as Managing Directors of SSB. Mr. Daidone has served as Managing Director of SSB since 1990. He is Director and Senior Vice President of SSB Citi and Travelers Investment Advisers, Inc., and is the Senior Vice President, Treasurer and Chief Financial Officer of its mutual fund complex. Ms. Sydor, Managing Director of SSB, joined SSB in 1986. She is General Counsel of SSB Citi and Travelers Investment Advisers, Inc., and is also Secretary of the investment companies sponsored by SSB.

         The Fund's Audit Committee is composed of Messrs. Barber, Cronin, Salacuse and Dr. Roett. The principal functions of the Audit Committee are: (i) to recommend to the Board the appointment of the Fund's independent accountants;
(ii) to review with the independent accountants the scope and anticipated cost of their audit; and (iii) to receive and consider a report from the independent accountants concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. This Committee did not meet during the fiscal year ended July 31, 2000. The Fund has no nominating or compensation committees.

         During the fiscal year ended July 31, 2000, the Board of Directors met four times. Each director attended at least 75% of the aggregate number of meetings of the Board and the committees for which he was eligible.

         Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to the directors by the Fund, as well as by the various other investment companies advised by SBAM. The following table provides information concerning the compensation paid to each director from the Fund during the fiscal year ended July 31, 2000 and the total compensation paid to each director for the calendar year ended December 31, 1999. Certain of the directors listed below are members of the Audit Committee of the Fund and other committees of certain other investment companies advised by SBAM, and accordingly, the amounts provided in the table include compensation for service on such committees. The Fund does not provide any pension or retirement benefits to directors.

                                                     TOTAL COMPENSATION
                                                     FROM THE FUND AND
                               AGGREGATE               OTHER FUNDS
                              COMPENSATION           ADVISED BY SBAM
                             FROM THE FUND           AND ITS AFFILIATES FOR
                             FOR FISCAL YEAR ENDED   CALENDAR YEAR ENDED
     NAME OF DIRECTORS          7/31/00                 12/31/99
     ----------------------  ---------------------   ----------------------
                                                        DIRECTORSHIPS(A)
     Charles F. Barber.....         $ 7,800                 $135,100(16)*
     Daniel P. Cronin......         $ 7,800                 $ 50,200(7)
     Dr. Riordan Roett.....         $ 7,800                 $ 80,300(10)
     Jeswald W. Salacuse...         $ 7,800                 $ 64,600(10)

------------------
(A) The numbers in parentheses indicate the applicable number of investment company directorships held by that director.
(*) In addition Mr. Barber received $18,375 in deferred compensation from six investment companies advised by an affiliate of SBAM.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act in combination require the Fund's directors and officers, persons who own more than 10% of the Fund's Common Stock, SBAM, and its directors and officers, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that all relevant persons have complied with applicable filing requirements during its most recently completed fiscal year.

REQUIRED VOTE

         Directors are elected by a plurality of the votes cast by the holders of shares of the Fund's Common Stock present in person or represented by proxy at a meeting at which a quorum is present. For purposes of the election of directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for directors.

         THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS," UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" THE NOMINEE FOR DIRECTOR.

        PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

         The Fund's Board of Directors has selected PricewaterhouseCoopers LLP as the Fund's independent accountants for the fiscal year ending July 31, 2001. The appointment of independent accountants is approved annually by the Board of Directors and is subsequently submitted to the stockholders for ratification. The Fund has been advised by PricewaterhouseCoopers LLP that at July 31, 2000, neither that firm nor any of its partners had any direct or material indirect financial interest in the Fund. A representative of

PricewaterhouseCoopers LLP will be present at the Meeting to answer questions concerning the audit of the Fund's financial statements and will have an opportunity to make a statement if he chooses to do so.

REQUIRED VOTE

         Ratification of the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants requires the affirmative vote of the holders of a majority of the shares of the Fund's Common Stock present in person or represented by proxy at a meeting at which a quorum is present. For purposes of this proposal, abstentions and broker non-votes will not be considered to be votes cast for the foregoing purpose.

         THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS," UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS.

                   PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

         All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders to be held in 2001 must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than May 29, 2001. Any stockholder who desires to bring a proposal at the Fund's 2001 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc, 7 World Trade Center, New York, New York 10048) during the period from August 8, 2001 to September 7, 2001.

                               OTHER INFORMATION

         The Fund's Annual Report containing financial statements for the fiscal year ended July 31, 2000, is available free of charge by writing to the Fund c/o Salomon Brothers Asset Management Inc at the address listed on the front cover, or by calling toll-free 1-888-777-0102.

                         EXPENSES OF PROXY SOLICITATION

         The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of SBAM, or its affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.

                                 OTHER BUSINESS

         The Board of Directors of the Fund does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

September 26, 2000

                        SALOMON BROTHERS 2008 WORLDWIDE
                        DOLLAR GOVERNMENT TERM TRUST INC
                   PROXY SOLICITED ON BEHALF OF THE DIRECTORS

     The undersigned hereby appoints Heath B. McLendon, Lewis E. Daidone and Robert A. Vegliante, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at 7 World Trade Center, in the Downtown Conference Center, New York, New York, on Tuesday, November 7, 2000 at 3:30 p.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR the election of the nominee as director and FOR proposal 2.

Please refer to the Proxy Statement for a discussion of the Proposals.

                          (CONTINUED ON REVERSE SIDE)

                        Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Stockholders

                        SALOMON BROTHERS 2008 WORLDWIDE
                        DOLLAR GOVERNMENT TERM TRUST INC

                                November 7, 2000

                Please Detach and Mail in the Envelope Provided

    Please mark your
[X] votes as in this
    example

                    FOR                WITHHOLD
                The Nominee     Authority to vote for the
              Listed at right   nominee listed at right

ELECTION
OF                  [  ]                 [  ]             Nominee: Daniel Cronin
DIRECTOR


                                                    FOR    AGAINST   ABSTAIN
2.   The ratification of the selection of           [ ]      [ ]       [ ]
     PricewaterhouseCoopers LLP as the
     independent accountants of the Fund for
     the fiscal year ending July 31, 2001.

3.   Any other business that may properly come before the meeting.

4.   I will be attending the meeting.                [ ]


Please Complete, Sign and Date hereon and Mail in Accompanying Postpaid
Envelope.





SIGNATURE_________________ DATE_______   SIGNATURE_________________ DATE_______
                                                   IF JOINTLY HELD

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer please give your full title.